Rule 497(e)
1940 Act File No. 811-09997
1933 Act Registration No. 333-40128

BAIRD FUNDS, INC.

Supplement to Prospectus
Dated December 30, 2015

As Supplemented February 24, 2016

Baird LargeCap Fund

On February 23, 2016, the Board of Directors (the “Board”) of Baird Funds, Inc. (the “Company”) approved the replacement of Baird Kailash Group, LLC (“Baird Kailash”) with L2 Asset Management, LLC (“L2”) as the subadviser to the Baird LargeCap Fund (the “Fund”), subject to approval by shareholders of the Fund at a special meeting to be held in April of this year.  Robert W. Baird & Co. Incorporated (the “Advisor”) will remain the investment advisor to the Fund, and Matthew Malgari will remain the Fund’s lead portfolio manager.

L2 is an SEC-registered adviser principally owned by Mr. Malgari and Sanjeev Bhojraj, Ph.D., who is proposed to be added as a co-portfolio manager for the Fund.  Due to the fact that L2 has the personnel, resources, systems and infrastructure needed to manage the Fund, the Advisor recommended that the existing subadvisory agreement with Baird Kailash be terminated and the Board approve a new subadvisory agreement with L2.  Under the new subadvisory agreement and subject to the Advisor’s supervision, L2 will provide the day-to-day portfolio management services to the Fund in accordance with the Fund’s investment objective and policies.  L2 will employ the same quantitative methodology that Baird Kailash currently uses to manage the Fund.  The Board believes that the replacement of Baird Kailash with L2 will result in organizational efficiencies without any changes to the Fund’s investment objective, strategy, fees or expenses.  The Fund will continue to pursue an investment objective of long-term growth of capital.

Additional details regarding the special meeting will be contained in a proxy statement to be mailed to the Fund’s shareholders in advance of the meeting.  If shareholders approve the new subadvisory agreement, L2 will begin managing the Fund on or about May 1, 2016.

This supplement should be retained with your Prospectus for future reference.

The date of this Prospectus Supplement is February 24, 2016.